UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported):  August 15, 2011

CHINA XD PLASTICS COMPANY LIMITED
(Exact name of registrant as specified in charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 451-8434-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 15, 2011, China XD Plastics Company Limited (the “Company”) issued a press release announcing financial results for the quarter ended June 30, 2011, as well as guidance for the 2011 fiscal year.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2011

CHINA XD PLASTICS COMPANY LIMITED

	By:	/s/ Jie Han
Name: Jie HAN
Title: Chief Executive Officer